Acquisitions	12 Months Ended
Dec. 31, 2017
Acquisitions
Acquisitions

Note 22 Acquisitions

Redeemable Noncontrolling Interest - CPAY

2017

On February 3, 2017, the Company acquired an additional 10% equity interest in CPAY from a privately-owned company for $70.0 million. This purchase reduced the remaining redeemable noncontrolling interest in CPAY to 15% of its total outstanding equity and extended the put call arrangement until April 2018. The transaction resulted in a decrease to noncontrolling interest of $9.8 million and a decrease to additional paid-in-capital of $60.2 million

TransFirst

2017

In 2017, the Company decreased the Merchant Solutions goodwill due to deferred tax adjustments of $12.1 million and the write-off of a note receivable of $727,000 on the opening balance sheet of TransFirst.

2016

On April 1, 2016, the Company acquired all of the outstanding capital stock of TransFirst for an aggregate purchase price of $2.35 billion in cash as of the closing, which was subject to certain working capital and other adjustments, as described in the Purchase Agreement. TransFirst previously operated as a privately held company, under the ownership of Vista Equity Partners. The results of the newly acquired business are being reported by TSYS as part of the Merchant Solutions segment.

The Company funded the cash consideration and the payment of transaction related expenses through a combination of cash-on-hand and proceeds from debt financings, including proceeds drawn under the Company’s 2016 Credit Agreement and the proceeds from the issuance of the 2016 Notes, which together included proceeds of approximately $2.35 billion.

The goodwill amount of $1.7 billion arising from the acquisition is primarily attributable to the expansion of the Merchant Solutions Segment’s customer base, differentiated distribution channels and economies of scale expected from combining the operations of TSYS and TransFirst. All of the goodwill was assigned to TSYS’ Merchant Solutions segment. The goodwill recognized is not expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for TransFirst and the initially recognized amounts of the identifiable assets acquired and liabilities assumed on April 1, 2016 (the acquisition date).

(in thousands)
Consideration
Cash	$2,351,400
Fair value of total consideration transferred	$2,351,400

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$5,907
Accounts receivable, net	62,313
Property, equipment and software	12,726
Identifiable intangible assets	814,131
Deferred tax asset	2,244
Other assets	7,509
Deferred tax liability	(224,654)
Other liabilities	(56,864)
Total identifiable net assets	623,312
Goodwill	1,728,088
Total identifiable assets acquired and liabilities assumed	$2,351,400

During 2016, there was a $55,000 increase in the purchase price due to the working capital adjustment required by the Purchase Agreement. In addition, there was a $2.0 million decrease in identifiable intangible assets, a $363,700 increase in liabilities and an $18.0 million increase in deferred tax liabilities that resulted in a net increase to goodwill of $20.4 million. The measurement period during which changes in assets, liabilities, equity interests, or items of consideration are subject to adjustment ends up to one year following the acquisition date.

Identifiable intangible assets acquired in the TransFirst acquisition include merchant relationships, channel relationships, current technology, the TransFirst trade name, not-to-compete agreements and a favorable lease. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of one to ten years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $814.1 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition and the related estimated weighted average useful lives are as follows:

(in millions)	Fair Value	Weighted Average Useful Life (in years)
Merchant relationships	$588.0	7.0
Channel relationships	121.0	10.0
Current technology	72.0	5.0
Trade name	16.0	1.0
Covenants not-to-compete	15.0	3.0
Favorable lease	2.1	5.6
Total acquired identifiable intangible assets	$814.1	7.1

The fair value measurement of the identifiable intangible assets represents Level 2 and Level 3 measurements as defined by GAAP. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 8.5%, (c) a pre-tax royalty rate range of 1%-3%, (d) attrition rates of 11%-16%, (e) an effective tax rate of 40%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the acquisition, TSYS incurred $32.3 million in acquisition related costs primarily related to professional, legal and accounting costs, and integration expenses which are recorded in selling, general and administrative expenses and $9.8 million related to the bridge term loan facility, which is included in interest expense. These costs are expensed as incurred and are included on the income statement for the twelve months ended December 31, 2016. The Company recorded $1.3 billion of revenue and $30.0 million of operating income since the acquisition date that is included in the consolidated results through the twelve months ended December 31, 2016 as a result of the TransFirst acquisition.

EMEA

2016

In March 2016, the Company completed the acquisition of the remaining 45% interest in TSYS Managed Services EMEA Limited (EMEA) from Merchants Limited. The Company acquired the outstanding stock from Merchants Limited for approximately £4.2 million, or $5.9 million, in cash. In connection with the purchase, the Company repaid the outstanding balance of the existing debt between EMEA and Merchants Limited of approximately £2.2 million, or $3.0 million.

Netspend

2017

In 2017, the Company adjusted the Netspend goodwill due to a tax adjustment of $1.8 million relating to uncertain tax positions.

2016

In 2016, TSYS adjusted the goodwill associated with the Netspend acquisition by $584,000 as a result of adjustments to the deferred tax assets acquired in the transaction.

2015

In September 2015, TSYS purchased certain assets for its Netspend segment for $750,000. The purchase qualifies as a business combination in accordance with GAAP. The Company recorded an acquisition technology intangible asset for the amount of the purchase price. This acquisition intangible asset represents software and is being amortized over a five year life. There were no other material assets included in the purchase. The acquisition included the employment of certain key employees which resulted in the transaction qualifying as a business combination.

In 2015, the Company adjusted goodwill for Netspend to include an additional $627,000 for a change in deferred taxes associated with the acquisition. For more information, refer to Note 5.